Net Income per Unit	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Net Income per Unit	Net Income per Common Unit
Net income per common unit is computed by dividing common unitholders’ interest in net income by the weighted average number of outstanding common units. Our net income is allocated to common unitholders in accordance with their respective partnership percentages, after giving effect to any priority income allocations for incentive distributions and distributions on employee unit awards. Earnings in excess of distributions are allocated to common unitholders based on their respective ownership interests. Payments made to our common unitholders are determined in relation to actual distributions declared and are not based on the net income allocations used in the calculation of net income per unit.
In addition to the common units, we identify the IDRs as participating securities and use the two-class method when calculating net income per unit applicable to limited partners, which is based on the weighted average number of common units outstanding during the period. Diluted net income per unit includes the effects of potentially dilutive units on our common units, consisting of unvested phantom units.
A reconciliation of the numerators and denominators of the basic and diluted per unit computations is as follows:

	Year Ended December 31,
	2023	2022	2021
Net Income and comprehensive income	$394	$475	$524
Less:
Incentive distribution rights	77	72	71
Distributions on unvested phantom unit awards	6	6	7
Common unitholders’ interest in net income	$311	$397	$446
Weighted average common units outstanding:
Basic	84,081,083	83,755,378	83,369,534
Dilutive effect of unvested phantom unit awards	1,012,414	1,048,320	1,068,742
Diluted	85,093,497	84,803,698	84,438,276
Net income per common unit:
Basic	$3.70	$4.74	$5.35
Diluted	$3.65	$4.68	$5.28